UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1975 Waddle Road

State College, Pennsylvania 16803

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (814) 278-7267

Not applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Rex Energy Corporation (the “Registrant”) is furnishing presentation materials as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein. The Registrant will present these materials to investors from September 10 to September 12 during a non-deal road show in the cities of Chicago, Boston and New York. The presentation materials will also be made available on the Registrant’s website at www.rexenergy.com.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing. By furnishing this information in this Current Report on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Rex Energy Corporation September 2007 Company Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Benjamin W. Hulburt
Benjamin W. Hulburt
Chief Executive Officer

Date: September 10, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Rex Energy Corporation September 2007 Company Presentation.

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